UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
KALVISTA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KALVISTA PHARMACEUTICALS, INC.

55 Cambridge Parkway

Suite 901E

Cambridge, MA 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 1, 2025

To the Stockholders of KalVista Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of KalVista Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held via a virtual meeting on October 1, 2025, at 1:00 p.m. Eastern Time. You will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/KALV2025. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world, while also lowering costs and reducing environmental impact.

This Annual Meeting will be held for the following purposes:

1.

To elect two Class I directors to hold office until the earliest of the 2028 annual meeting of stockholders and such individual’s death, resignation or removal and the election and qualification of his or her successor;

2.

To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its eight-month transition period ending December 31, 2025;

3.	To approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in this proxy statement; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on August 6, 2025 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The Board of Directors of the Company recommends that you vote “For” both nominees in the election of the director nominees named in Proposal No. 1 of the Proxy Statement; “For” the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement and “For” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as described in Proposal No. 3 of the Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING VIRTUALLY, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR 2025 ANNUAL REPORT ON FORM 10-K, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Executive Officer

Framingham, Massachusetts

August 21, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 1, 2025: the Proxy Statement and our 2025 Annual Report on Form 10-K are available at https://ir.kalvista.com/sec-filings.

KALVISTA PHARMACEUTICALS, INC.

55 Cambridge Parkway

Suite 901E

Cambridge, MA 02142

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

October 1, 2025

We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of KalVista Pharmaceuticals, Inc. (referred to herein as the “Company”, “KalVista”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held via a virtual meeting. You will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/KALV2025 on October 1, 2025 at 1:00 p.m. Eastern Time, and any adjournments, rescheduling or postponement thereof.

•	This Proxy Statement (the “Proxy Statement”) summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

•	The Proxy Card (the “Proxy Card”) is a means by which you may vote your shares or authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

The only outstanding voting securities of KalVista are shares of common stock, $0.001 par value per share (the “common stock”), of which there were 50,339,823 shares outstanding as of August 6, 2025 (the “Record Date”) (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended April 30, 2025 (as amended, the “Form 10-K”) over the internet in lieu of mailing printed copies. We intend to first make available the Notice of Internet Availability (the “Notice of Internet Availability”) to our stockholders of record as of the Record Date for the first time on or about August 26, 2025. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials, and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “SEC Filings” section of our website at https://ir.kalvista.com/sec-filings.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting and accompanying Proxy Card were first made available on or about August 21, 2025 to all stockholders of record as of the Record Date.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date, August 6, 2025, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 50,339,823 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.

What am I being asked to vote on?

You are being asked to vote on three (3) proposals:

•

Proposal No. 1: the election of two Class I directors to hold office until the earliest of our 2028 annual meeting of stockholders and such individual’s death, resignation or removal and the election and qualification of his or her successor (“Proposal No. 1”);

•

Proposal No. 2: the ratification of the selection, by the audit committee of our Board (the “Audit Committee”), of Deloitte & Touche LLP as our independent registered public accounting firm for the eight-month transition period ending December 31, 2025 (“Proposal No. 2”); and

•	Proposal No. 3: the approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers (“Proposal No. 3”).

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I vote?

•	For Proposal No. 1, for each nominee you may either vote “For”, “Against” or “Abstain” from voting.

•	For Proposal No. 2, you may either vote “For” or “Against” the proposal or “Abstain” from voting.

•	For Proposal No. 3, you may either vote “For” or “Against” the proposal or “Abstain” from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting virtually. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote virtually. In such case, your previously submitted proxy will be disregarded.

•

To vote at the Annual Meeting, please visit www.virtualshareholdermeeting.com/KALV2025, where stockholders may vote and submit questions during the meeting. The meeting starts at 1:00 p.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/KALV2025.

•

To vote by mail using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly before the Annual Meeting in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•	To vote by proxy over the internet, follow the instructions provided on the Notice of Internet Availability.

•	To vote by telephone, you may vote by proxy by calling the toll-free number provided on the Notice of Internet Availability.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form. We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes, and a representative of Broadridge will be appointed to act as Inspector of Elections. If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.

How are votes counted?

Votes will be counted by the Inspector of Elections appointed for the Annual Meeting, who will separately count “For” and “Against” votes and abstentions. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. At our Annual Meeting, only Proposal No. 2 is considered a routine matter, and the other proposals presented at the Annual Meeting are considered non-routine matters. Since brokers have discretionary authority to vote on routine proposals, there are no broker non-votes for Proposal No. 2, though there may be broker non-votes for all other proposals. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention, which has no effect on the outcome of such proposal. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”

What are “broker non-votes”?

With respect to your shares that are registered directly in your name with our transfer agent, EQ, you are considered the “stockholder of record” and the Proxy Statement has been sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote virtually at the 2025 Annual Meeting.

With respect to your shares that are held by a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name” and the Proxy Statement is being forwarded to you together with voting instructions on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the 2025 Annual Meeting virtually. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the 2025 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2025 Annual Meeting. If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters but not on non-routine matters.

Even though we are listed on The Nasdaq Stock Market LLC (“Nasdaq”), the rules of the New York Stock Exchange (the “NYSE”) govern how a broker licensed by the NYSE can vote shares it holds on behalf of stockholders of Nasdaq-listed companies. As a result:

•

Your broker will not have the authority to exercise discretion to vote your shares with respect to Proposal No. 1 (the election of directors) or Proposal No. 3 (the advisory vote on named executive officer compensation).

•

Your broker will have the authority to exercise discretion to vote your shares with respect to Proposal No. 2 (the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the eight-month transition period ending December 31, 2025), because that matter is treated as routine under NYSE rules.

Because the proposals to be acted upon at the 2025 Annual Meeting include both routine and non-routine matters, if you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may either (i) vote your shares on routine matters or (ii) leave your shares unvoted.

A broker “non-vote” occurs when your broker, trustee or nominee does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from you as the beneficial owner.

Which ballot measures are considered “routine” or “non-routine”?

At our Annual Meeting, only the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the eight-month transition period ending December 31, 2025 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. The other proposals presented at the Annual Meeting (Proposal Nos. 1 and 3) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals No. 1 and 3.

How many votes are needed to approve each of the proposals?

For Proposal No. 1, each director must be elected by a majority of the votes cast. Our amended and restated bylaws provide a majority voting standard for the election of directors in an uncontested election, such as this election. Accordingly, for

Proposal No. 1 to elect the two directors to our Board, a director nominee must receive a greater number of votes cast “For” such director nominee than votes “Against” such director nominee to be elected. You may either vote “For” each of the nominees or “Against” with respect to one or both of the nominees. You may not cumulate votes in the election of directors. Abstentions and broker non-votes will not be counted to determine whether a nominee receives a majority of votes cast.

Approval for each of the ratification of the appointment of our independent registered public accounting firm for the eight-month transition period ending December 31, 2025 (Proposal No. 2) and, on a non-binding advisory basis, the compensation of our named executive officers (Proposal No. 3), will be obtained if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal. Abstentions and broker non-votes, as applicable, are counted for purposes of determining whether a quorum is present, but will not have any effect on Proposal Nos. 1, 2 or 3. For further discussion on the required votes and effect of abstentions and broker non-votes, see below:

	Proposal	Vote Required	Abstention	Broker Non-Vote
Proposal No. 1	The election of the Class I directors named in the proxy statement.	Number of votes cast “For” such director nominee must exceed votes “Against” such director nominee to be elected.	No effect.	No effect.
Proposal No. 2	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the eight-month transition period ending December 31, 2025.	Number of votes cast “For” such proposal must exceed votes “Against” such proposal.	No effect.	No effect, but generally will not occur.
Proposal No. 3	The approval, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in this Proxy Statement.	Number of votes cast “For” such proposal must exceed votes “Against” such proposal.	No effect.	No effect.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date. We do not have cumulative voting rights for the election of directors.

What if I return a Proxy Card but do not make specific choices?

If you are a stockholder of record and you return a signed proxy card but do not indicate how you wish to vote, we will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as we may determine in our discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return the proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

Board of Directors’ Voting Recommendations

Our Board recommends that you vote “For” each of the Class I director nominees named in this Proxy Statement (Proposal No. 1), “For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the eight-month transition period ending December 31, 2025 (Proposal No. 2) and “For” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal No. 3). None of our directors or executive officers has any substantial interest in any matter to be acted upon, other than Proposal No. 3 and elections to office with respect to the directors so nominated in Proposal No. 1.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy at a later date.

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

•	You may attend virtually and vote during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

When are stockholder proposals due for next year’s annual meeting?

We currently anticipate that our 2026 Annual Meeting of Stockholders will be held on June 18, 2026. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 6, 2026, to our Corporate Secretary at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142, which we believe is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to our amended and restated bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must give notice on or before 10 days after the day on which the date of the annual meeting is first disclosed. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to complying with the procedures of our amended and restated bylaws, including the notice deadlines set forth above and therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present or represented by proxy at the Annual Meeting. On the Record Date, there were 50,339,823 shares outstanding and entitled to vote. Accordingly, 25,169,912 must be represented by stockholders present or represented by proxy at the Annual Meeting in order to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the Annual Meeting may adjourn the Annual Meeting to another time or place.

For at least ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Attending the Annual Meeting

•	Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/KALV2025.

•	You may log in to the meeting platform beginning at 12:45 p.m. Eastern Time on October 1, 2025. The meeting will begin promptly at 1:00 p.m. Eastern Time.

•	You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/KALV2025.

•	Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.

•

If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/KALV2025, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to the business of KalVista, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting).

What if there are technical difficulties at the Annual Meeting?

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/KALV2025. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

Stockholders of record must bring a form of valid photo identification such as a driver’s license or a passport so their share ownership can be verified. A beneficial owner holding shares in “street name” must also bring an account statement or letter from his or her bank or brokerage firm showing that he or she beneficially owns shares as of the close of business on the Record Date, along with a form of valid photo identification.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the Company’s executive compensation arrangements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class has a staggered, three-year term. Unless the Board determines that vacancies shall be filled by the stockholders, and except as otherwise provided by law, vacancies (including vacancies created by increases in the number of directors) on the Board may be filled only by the vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Board currently consists of six directors, divided into the three following classes:

•	Class I directors: Benjamin L. Palleiko and Brian J. G. Pereira, M.D., whose current terms will expire at the Annual Meeting;

•	Class II directors: Patrick Treanor and Edward W. Unkart, whose current terms will expire at the annual meeting to be held in 2026; and

•	Class III directors: William Fairey, Laurence Reid, Ph.D and Nancy Stuart, whose current terms will expire at the annual meeting to be held in 2027.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders and until their successors are duly elected and qualified, or until their death, resignation or removal.

Mr. Palleiko and Dr. Pereira have been nominated to serve as Class I directors and have each consented to stand for reelection. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until their successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a majority of the votes cast at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF

BENJAMIN L. PALLEIKO AND BRIAN J. G. PEREIRA, M.D. AS CLASS I DIRECTORS.

The following table sets forth, for the Class I director nominees (who are currently standing for re-election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages and position/office held within the Company as of August 15, 2025:

Name	Age	Position/Office Held With the Company	Director Since
Class I Directors whose terms expire at the 2025 Annual Meeting of Stockholders
Benjamin L. Palleiko	60	Chief Executive Officer and Director	2024
Brian J. G. Pereira(1)(3)	66	Director and Chairman	2019
Class II Directors whose terms expire at the 2026 Annual Meeting of Stockholders
Patrick Treanor(2)	56	Director	2022
Edward W. Unkart(1)	75	Director	2014
Class III Directors whose terms expire at the 2027 Annual Meeting of Stockholders
William Fairey(2)	61	Director	2024
Laurence Reid(3)	62	Director	2024
Nancy Stuart(1)(3)	67	Director	2021

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee of the Board (the “Compensation Committee”).
(3)	Member of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”).

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

Nominees for Election to a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders

Benjamin L. Palleiko has served as our Chief Executive Officer and as a member of our Board since March 2024. Mr. Palleiko joined us as Chief Financial Officer in August 2016, was appointed to the additional role of Chief Business Officer in March 2019, and promoted to President in January 2023. His prior roles include Senior Vice President and Chief Financial Officer of Ore Pharmaceutical Holdings Inc. and Penwest Pharmaceuticals Co. Earlier in his career Mr. Palleiko spent a decade as an investment banker at firms including Robertson Stephens. Mr. Palleiko holds a B.A. in Quantitative Economics from Tufts University and an M.B.A. in Finance and M.A. in International Relations from the University of Chicago. Prior to his business career, he served as a Naval Aviator in the U.S. Navy. We believe Mr. Palleiko is qualified to serve as a member of our Board due to his extensive experience in multiple roles at the Company and his leadership within the biotechnology industry generally.

Brian J. G. Pereira, M.D., has served as a member of our Board since February 2019 and as Chairman of the Board since October 2022. Dr. Pereira is a veteran biopharmaceutical and healthcare leader with experience in financing and growing companies. He was President & Chief Executive Officer of Visterra, Inc. since 2013 and continued to serve in this role after the acquisition by Otsuka in August 2018. He retired as CEO of Visterra on April 1, 2025 and currently serves as Senior Advisor to Otsuka America Inc. He previously served as President & Chief Executive Officer of AMAG Pharmaceuticals where he raised four financing rounds at increasing valuations and built the clinical development, manufacturing, supply-chain and commercial infrastructure for Feraheme. Prior to AMAG Pharmaceuticals, he held senior roles at Tufts Medical Center, including President and Chief Executive Officer of a Tufts Medical Center Physician Organization and interim COO. Dr. Pereira currently serves on the board of directors of ProKidney Corp., Astex Therapeutics Ltd, Jnana Therapeutics Inc., and Africa Healthcare Network Ltd. He serves as a director of the America India Foundation. He was the Chairman of the Board of the Harvard-MIT Biomedical Enterprise Program and President and Board member of the National Kidney Foundation. Brian is an Adjunct Professor of Medicine at Tufts University School of Medicine and has authored over 200 published scientific articles. He received his medical degree (MBBS) from St. John’s Medical College, MD (Medicine) and DM (Nephrology) from the Post Graduate Institute and MBA from Kellogg School of Management at Northwestern University. We believe that Dr. Pereira is qualified to serve on our Board because of his medical and drug development background and extensive experience in and knowledge of our industry.

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Patrick Treanor has served as a member of our Board since May 2022. Mr. Treanor currently serves as the Chief Operating Officer of Pathalys Pharma, Inc., a pharmaceutical company, since July 2021. Prior to joining Pathalys, Mr. Treanor worked at Relypsa, Inc. now Vifor Pharma Inc., a pharmaceutical company, from May of 2015 to June 2021 having served as President of Vifor North America from 2018-2020 and as a consultant to the Chief Executive Officer through 2021. Prior to that, he was the Vice President of Sales and Managed Markets at lnsulet Corporation, a medical device company, from March 2011 to April 2015. Mr. Treanor was the Vice President of US Sales at AMAG Pharmaceuticals, Inc. He was also employed at Oscient Pharmaceuticals, a pharmaceutical company, from 2004-2007 where he rose to the position of Vice President of Sales. Mr. Treanor has also held various roles of increasing responsibility at Abbott Laboratories and Johnson and Johnson from 1993 to 2004. Additionally, Mr. Treanor has served on the board of directors of XORTX Therapeutics Inc., a pharmaceutical company, since December 2023. Mr. Treanor holds an M.B.A. from Rensselaer Polytechnic Institute and a B.S. from Bryant University. We believe Mr. Treanor is qualified to serve on our Board because of his business leadership and commercial experience in the biopharmaceutical and biotechnology industries.

Edward W. Unkart has served as a member of our Board since December 2014. From August 2006 to August 2009, Mr. Unkart served as a member of the board of directors of XTENT, a publicly traded manufacturer of drug-eluting stent systems, where he was the chair of the company’s audit committee and a member of the nominating and governance committee. From October 2004 to June 2009, Mr. Unkart served as a member of the board of directors of VNUS Medical Technologies, a publicly traded medical device company, where he was the Chair of the company’s audit committee and a member of the compensation committee. From January 2005 to December 2008, Mr. Unkart served as Vice President of Finance and Administration and Chief Financial Officer of SurgRx, a manufacturer of medical devices. Mr. Unkart is a Certified Public Accountant and holds a B.S. and an M.B.A. from Stanford University. We believe Mr. Unkart is qualified to serve on our Board because of his finance and accounting expertise and education and his experience gained through his board and officer positions at other life sciences companies.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

William Fairey has served as a member of our Board since April 2024. From January 2019 to November 2020, Mr. Fairey served as Executive Vice President and Chief Commercial Officer at MyoKardia, Inc., a biopharmaceutical company acquired by Bristol-Myers Squibb. Prior to serving at MyoKardia, Mr. Fairey served as Executive Vice President and Chief Operating Officer at ChemoCentryx, Inc., a biopharmaceutical company, from March 2018 to January 2019. Prior to ChemoCentryx, Mr. Fairey served in a number of roles at Actelion Pharmaceuticals Ltd. and its subsidiaries including as President of Actelion Pharmaceuticals US, Inc., a pharmaceuticals and biotechnology company, from April 2013 to December 2017, Regional Vice President, Australia Asia Pacific, of Actelion Pharmaceuticals Ltd., from July 2008 to March 2013, President of Actelion Pharmaceuticals Canada Inc., from June 2003 to June 2008, and Vice President of Sales and Management Markets of Actelion Pharmaceuticals US, Inc. from January 2001 to June 2003. Mr. Fairey currently serves on the boards of directors of Ascendis Pharma, Inc., since September 2022, Aileron Therapeutics (formerly Lung Therapeutics) since December 2023, and Mirum Pharmaceuticals since August 2021, all publicly held biopharmaceutical companies, as well as Respira Therapeutics, Inc., a privately held pharmaceutical company. Mr. Fairey received his B.S. in biology from the University of Oregon and an M.B.A. from Saint Mary’s College. We believe Mr. Fairey is qualified to serve on our Board because of his extensive experience building and operating global the commercial arms of several biotechnology businesses.

Laurence Reid, Ph.D. has served as a member of our Board since November 2024. Dr. Reid served as a director and the Chief Executive Officer of Decibel Therapeutics, Inc., a biotechnology company, from January 2020 to November 2023. Prior to that, Dr. Reid served as an entrepreneur in residence at Third Rock Ventures LLC, a venture capital firm, from November 2019 to November 2020. From March 2015 to October 2018, he served as Chief Executive Officer of Warp Drive Bio, LLC, a biotechnology company. Prior to that, he served as Chief Business Officer of Alnylam Pharmaceuticals, Inc., a biopharmaceutical company, from June 2010 to December 2014. Dr. Reid currently serves on the board of directors of Metagenomi, Inc., a publicly traded biotechnology company, and several private biotechnology companies. Dr. Reid received a B.A. in natural sciences from Cambridge University and a Ph.D. in biochemistry from King’s College, London University. We believe Dr. Reid is qualified to serve on our Board because of his extensive leadership experience as a senior executive within the biotechnology industry.

Nancy Stuart has served as a member of our Board since March 2021. Ms. Stuart served as the Chief Operating Officer of Concert Pharmaceuticals Inc., a biopharmaceutical company subsequently acquired by Sun Pharmaceutical Industries Limited, from October 2007 to March 2023, and Senior Vice President, Corporate Strategy and Operations from July 2006 to October 2007. Prior to joining Concert, Ms. Stuart held various business operations and business development positions at Amgen Inc., a biopharmaceutical company, Kinetix Pharmaceuticals, Inc., a pharmaceutical company subsequently acquired by Amgen, Vertex, a pharmaceutical company and Genzyme Corporation, a biotechnology company subsequently acquired by Sanofi S.A. She also serves on the board of directors of The Greater Boston YMCA. Ms. Stuart holds a B.S. from the University of Michigan and an M.B.A. from the Simmons Graduate School of Management. We believe Ms. Stuart is qualified to serve on our Board because of her experience and leadership in strategic planning, business operation and business development in the biopharmaceutical and biotechnology industries.

Required Vote

The Class I directors will be elected if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal. You may vote (i) “For” either director nominee (ii) “Against” either director nominee or (iii) “Abstain” from voting on one or more of the nominees. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Mr. Palleiko and Dr. Pereira. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP, independent registered public accounting firm, to audit our financial statements for the eight-month transition period ending December 31, 2025. Deloitte & Touche LLP audited our financial statements for the fiscal year ended April 30, 2025. The Board recommends that our stockholders ratify this appointment. In the event our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the eight-month transition period ended December 31, 2025, the Audit Committee will reconsider its appointment. We expect that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Deloitte & Touche LLP, the Audit Committee reviewed auditor independence issues and existing relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no relationship with us that would impair its independence for the eight-month transition period ending December 31, 2025.

Principal Accountant Fees and Services

The following table provides information regarding the aggregate fees for services provided by Deloitte & Touche LLP for the fiscal years ended April 30, 2025 and 2024.

Fees Billed to KalVista	Fiscal Year 2025	Fiscal Year 2024
Audit fees(1)	$636,890	$525,433
Audit-related fees(2)	102,500	90,000
Tax fees	175,365	141,750
All other fees(3)	1,895	1,895

Total fees	$916,650	$759,078

(1)   ”Audit fees” include fees for professional services rendered for the audits of our financial statements, review of our quarterly financial statements, and services normally provided by the independent registered accounting firm in connection with statutory and regulatory filings.

(2) Includes fees for comfort letters and consents associated with stock offerings.
(3) Accounting research software subscription

Pre-Approval Policies and Procedures

Our Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

Required Vote

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the eight-month transition period ending December 31, 2025 requires the number of votes cast “For” the proposal to exceed the number of votes cast “Against” the proposal. You may vote “For”, “Against” or “Abstain” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE EIGHT-MONTH TRANSITION PERIOD

ENDING DECEMBER 31, 2025.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we provide our stockholders with an annual opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote. The non-binding advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, will be determined by the vote of a majority of the voting power of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and affirmatively voting “For” or “Against” on the matter.

Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “For” the following resolution at the Annual Meeting.

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to the applicable compensation disclosure rules of the SEC, including, the compensation tables and narrative discussion and the other related disclosures.”

As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Required Vote

The approval, on an advisory basis, of the compensation of our named executive officers requires the number of votes cast “For” the proposal to exceed the number of votes cast “Against” the proposal. You may vote “For”, “Against” or “Abstain” on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A

NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of KalVista under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available in the “Corporate Governance” section on our website at http://ir.kalvista.com/. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management KalVista’s audited financial statements as of and for the year ended April 30, 2025.

The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with Deloitte & Touche LLP their independence, and received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. Finally, the Audit Committee discussed with Deloitte & Touche LLP, with and without management present, the scope and results of Deloitte & Touche LLP’s audit of the Company’s financial statements for the year ended April 30, 2025.

Based on these reviews and discussions, the Audit Committee approved the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 for filing with the SEC. The Audit Committee also has engaged Deloitte & Touche LLP as our independent registered public accounting firm for the eight-month transition period ended December 31, 2025 and is seeking ratification of such selection by the stockholders.

Audit Committee

Edward W. Unkart

Brian J. G. Pereira, M.D.

Nancy Stuart

CORPORATE GOVERNANCE

Code of Conduct and Ethics

Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive and senior officers. The full text of our code of conduct and ethics is posted in the “Corporate Governance” section on our website at http://ir.kalvista.com/. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We intend to disclose future amendments to certain provisions of our code of conduct and ethics, or waivers of these provisions, on our website or in public filings.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, Chief Executive Officer performance evaluation and succession planning. A copy of our Corporate Governance Guidelines is available in the “Corporate Governance” section on our website at http://ir.kalvista.com/. We also have procedures in place to help ensure compliance with governmental regulations. We review industry trends and best practices so we can continue to foster an environment centered around accountability.

Our Values and Our Commitment to Corporate Responsibility

We believe that corporate social responsibility (“CSR”) initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our Board and management are committed to these initiatives and believe these efforts will benefit our employees, partners, and the communities in which we operate.

We believe that CSR initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our Board and management are committed to these initiatives in order to create and maintain a safe work environment where our employees can bring their best selves to work each day. As part of our employee engagement and belonging strategy, we made an active decision to pursue opportunities for learning and engagement that bring people from different backgrounds together into conversation. Our commitment to investing in our employees extends through our recruitment, retention, learning, engagement, community partnerships and competitive pay and benefits. Highlights of our commitment to employee engagement and belonging include:

•

Human capital resources. Building a team that functions in an inclusive environment is critical to our success as a global company. We seek to recruit, develop, and retain the most talented people from a deep candidate pool. Our management team and employees are expected to exhibit and promote honest, ethical and respectful conduct in the workplace. All of our employees must adhere to a code of conduct that sets standards for appropriate behavior and are required to attend biennial training to help prevent, identify, report and stop any type of discrimination and harassment. All recruitment, hiring, development, training, compensation and advancement at our company is based on qualifications, performance, skills and experience without regard to gender, race and ethnicity.

•

Competitive pay and benefits. Drug development is a complex endeavor which requires deep expertise and experience across a broad array of disciplines. Biotechnology and pharmaceutical companies both large and small compete for a limited number of qualified applicants to fill specialized positions. We monitor our compensation programs closely and provide what we consider to be a very competitive mix of compensation, insurance and wellness benefits for all our employees, as well as participation in our equity programs. To attract qualified applicants and retain top talent, we offer certain employees a total rewards package consisting of base salary and cash performance bonus, a comprehensive benefits package.

•

Employee development and training. We focus on attracting, retaining and cultivating talented individuals. We emphasize employee development and training by providing access to a wide range of online and instructor-led development and continual learning programs. Employees are encouraged to attend scientific, clinical and technological meetings and conferences and have access to broad resources they need to be successful.

Majority Voting Policy

Our amended and restated bylaws, as amended and restated in June 2023 and corporate governance guidelines provide a majority voting standard for the election of directors in an uncontested election, such as this election. Further, our amended Corporate Governance Guidelines provide for a majority voting resignation policy in the election of directors in uncontested elections. This policy states that if a nominee for director in an uncontested election does not receive a majority of the votes cast, the director must submit a resignation to the Board. In order to receive a majority of the votes cast, the number of shares voted “for” must exceed the number of votes against, excluding abstentions. The Nominating and Corporate Governance Committee will evaluate and make a recommendation to the Board with respect to the proffered resignation. The Board will take action on the recommendation within 180 days following certification of the stockholder vote. The director whose resignation is under consideration cannot participate in any decision regarding his or her resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

Independence of the Board of Directors

Under the rules and regulations of Nasdaq, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, our Board has determined that all of our directors, other than Mr. Palleiko, qualify as “independent” directors in accordance with Nasdaq listing requirements. Mr. Palleiko is not considered independent because he is an employee of KalVista. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. As described more fully below, all of the committees of our Board are comprised entirely of directors determined by our Board to meet the independence standards applicable to those committees prescribed by Nasdaq, the SEC and the Internal Revenue Service.

Leadership Structure of the Board

Our amended and restated bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. The positions of Chief Executive Officer and Chairman of our Board are held by two different individuals (Mr. Palleiko and Dr. Pereira, respectively). Mr. Palleiko has served as a director and as Chief Executive Officer since March 2024. Dr. Pereira has served as Chairman of our Board since October 2022. This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chairman leads our Board in its fundamental role of providing advice to and independent oversight of the management. Our Board believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board and strengthens the independence of the Board from management.

Our Board believes that Dr. Pereira’s strategic vision and deep knowledge of our industry make him well qualified to serve as Chairman of our Board. Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board and sound corporate governance policies and practices. Any changes to the leadership structure of our Board, if made will be promptly disclosed on the “For Investors” portion of our website, and disclosed in the applicable proxy materials. Our Board, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board and will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board of Directors and Committee Self-Evaluations

The Board is committed to a robust self-evaluation process designed for continuous improvement. To achieve this, the Board conducts an annual self-evaluation for itself and its committees. As part of this process, each member of the Board completes a survey to provide feedback on the processes, structure, composition and effectiveness of the Board. The survey is a detailed written questionnaire designed to help the Board assess the performance of the Board and its committees, their own individual performance and the individual performances of fellow directors. The feedback is aggregated and shared and discussed with the Nominating and Corporate Governance Committee and the Board.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee is responsible for overseeing our accounting and financial reporting processes, our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, including cybersecurity risks. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and reviews and reports to the Audit Committee on any related person transactions. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Cybersecurity Risk Oversight

Securing the information of participants in our studies, medical professionals, team members, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our Board has delegated to the Audit Committee oversight of cybersecurity and other information technology risks. The Audit Committee oversees management’s implementation of our cybersecurity risk management program. The relevant members of management regularly update the Audit Committee with respect to cybersecurity risk, also on an ad-hoc basis as necessary, regarding any material cybersecurity incidents and any incidents with lesser impact potential. The Audit Committee periodically reports to the full board of directors regarding its activities, including those related to cybersecurity. We also maintain information security risk insurance coverage.

Board Committees

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:

•	Is directly responsible for the appointment of a firm to serve as the independent registered public accounting firm to audit our financial statements;

•	Reviews the independence of the independent registered public accounting firm;

•	Reviews the scope and discusses the results of the audit or review with the independent registered public accounting firm, and reviews with management our interim and year-end financial results;

•	Oversees procedures for prompt internal meeting and review of complaints and submissions received under the Company’s compliance policies;

•	Considers the adequacy of our internal controls;

•	Reviews and approves related party transactions; and

•	Approves fees or, as permitted, pre-approves policies and procedures for the engagement of the independent registered public accounting firm.

The current members of our Audit Committee are Brian J. G. Pereira, M.D., Nancy Stuart and Edward W. Unkart. Mr. Unkart serves as the Chair of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Unkart is an Audit Committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that each of Dr. Pereira, Mr. Unkart and Ms. Stuart are independent under the applicable rules of Nasdaq and the SEC. Our Audit Committee has been established in accordance with the rules and regulations of the Exchange Act. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Audit Committee charter is available to security holders in the “Corporate Governance” section on the Company’s website at http://ir.kalvista.com/.

Compensation Committee

Our Compensation Committee reviews and recommends or approves policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews and approves the selection of our peer companies for compensation assessment purposes. The Compensation Committee reviews, and when necessary or appropriate, recommends to our Board corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and sets the compensation of these officers, based on such evaluations. The Compensation Committee may take account of recommendations by the Chief Executive Officer with respect to other executive officers’ compensation. The Compensation Committee approves, or may also recommend to our Board, the issuance of stock options and other awards under our equity plans. In addition, the Compensation Committee recommends to our Board the compensation of our non-employee directors. The Compensation Committee will review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter. The Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee to the extent consistent with our amended and restated certificate of incorporation, amended and restated bylaws, applicable laws, regulations and Nasdaq rules. The current members of our Compensation Committee are William Fairey and Patrick Treanor. Mr. Treanor serves as the Chair of the Compensation Committee. Each of the members of our Compensation Committee is independent under the applicable Nasdaq rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended.

Our Compensation Committee has historically, including for fiscal year 2025, retained Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”) a nationally recognized compensation consulting firm, to serve as its independent compensation consultant and to conduct market research and analysis on our various executive positions, to assist the Compensation Committee in developing appropriate incentive plans for our executives on an annual basis, to provide the Compensation Committee with advice and ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals of management. Aon reports directly to the Compensation Committee and does not provide any non-compensation related services to the Company. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Aon addressed each of the six independence factors established by the SEC with the Compensation Committee. Aon’s responses affirmed the independence of Aon on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Aon does not raise any conflicts of interest or similar concerns. In addition, the Compensation Committee evaluated the independence of its other outside advisors to the Compensation Committee, including outside legal counsel, considering the same independence factors and concluded their work for the Compensation Committee does not raise any conflicts of interest.

The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Compensation Committee charter is available to security holders in the “Corporate Governance” section on the Company’s website at http://ir.kalvista.com/.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters. The current members of our Nominating and Corporate Governance Committee are Brian J. G. Pereira, M.D., Laurence Reid and Nancy Stuart. Ms. Stuart serves as the Chair of the Nominating and Corporate Governance Committee. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of Nasdaq relating to Nominating and Corporate Governance Committee independence.

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following: personal and professional background, perspective and experience; personal and professional integrity, ethics and values; experience in corporate management, operations or finance, such as serving as a current or former officer or board member of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment; experience in the industries in which we compete; relevant academic expertise or other proficiency in an area of the Company’s operations; business and career experience relevant to the success of the Company; and practical and mature business judgment. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The Nominating and Corporate Governance Committee will consider director candidates recommended for nomination by stockholders during such times as the Board is seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide notice to the Company, which notice must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than close of business on the 120th day nor later than close of business on the 90th day prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or after such anniversary date, the stockholder’s notice must be delivered on or before 10 days after the day on which the date of the annual meeting is first disclosed in a public announcement. In addition, should our Board determine to call a special meeting of stockholders for the purpose of electing one or more directors, a stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the applicable notice of meeting by delivering notice to the Secretary of the Company at the Company’s principal executive offices not earlier than close of business on the 120th day nor later than close of business on the 90th day prior to such special meeting, or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

As more fully set forth in Section 1.2 of our amended and restated bylaws, any such notice described in the foregoing paragraph must include, among other things, (i) with respect to each nominee for election as a director, (A) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent to being named as a nominee in any proxy materials relating to the Company’s next meeting, and (B) certain information with respect to the relationship, if any, between such stockholder and the proposed nominee and any of their respective affiliates or associates; a description of any position of such person as an officer or director of any Competitor (as defined in Section 1.2(k) of our amended and restated bylaws) within the three years preceding the submission of the notice and (C) a statement whether such person, if elected, intends to tender, promptly following such person’s election or reelection, an irrevocable resignation effective upon such person’s failure to receive the required vote for reelection at any future meeting at which such person would face reelection and acceptance of such resignation by the Board, in accordance with the Company’s policies; and (ii) with respect to the stockholder giving the notice, (A) such stockholder’s name and address, (B) certain information with respect to such stockholder’s beneficial ownership of the Company’s securities, (C) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required in connection with solicitations
of proxies for the election of directors in an election contest pursuant to Section 14(a) of the Exchange Act; and (D) certain representations and certifications. Further updates and supplements to such notice may be required from the proposed nominee and/or such stockholder, in each case, as set forth in our amended and restated bylaws. We recommend that any stockholder wishing to make a nomination for director review a copy of our amended and restated bylaws, as amended and restated to date, which is available, without charge, from our Corporate Secretary, at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.
The Nominating and Corporate Governance Committee operates under a written charter. A copy of the Nominating and Corporate Governance Committee charter is available to security holders in the “Corporate Governance” section on the Company’s website at http://ir.kalvista.com/.
Board C
omposi
tion
Our Board is made up of seven directors with extensive experience leading and advising biotechnology and pharmaceutical companies. Our Board strives to ensure that our directors have backgrounds that both individually and collectively add significant value to our strategic decisions and enable them to provide oversight of management to ensure accountability to our stockholders. In addition, we have worked hard to strike the right balance between long-term understanding of our business and fresh external perspectives, as well as to ensure diversity within the boardroom.
We believe that a variety of viewpoints, background, experience and other characteristics is important for a productive and engaged Board. While the Company does not have a formal policy on diversity
, as part of its process to seek new Board talent, the Nominating and Corporate Governance Committee has actively recruited members who can provide such breadth in multiple dimensions.
Insider Trading Policy, Anti-Hedging and Anti-Pledging
We have adopted an insider trading policy (the “
Insider Trading Policy
”) that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from acquiring, selling, or trading in any interest or position relating to the future price of Company securities, such as a put option, a call option, or a short sale (including a short sale “against the box”). Our Insider Trading Policy further prohibits all of our employees, officers and directors from pledging our securities as collateral for a loan, unless expressly approved by our general counsel. For more information, see the full text of our Insider Trading Policy, which is filed as an exhibit to the Form
10-K.
Compensation Recovery Policy
The Compensation Committee has adopted a compensation recovery policy (the “
Clawback Policy
”) in compliance with applicable SEC rules and Nasdaq listing standards, that provides for the recovery of certain incentive-based compensation paid or granted to our executive officers in the event we are required to restate our financial statements. The Clawback Policy provides that, in the event of the restatement of any financial reporting required under the securities laws, our board
of directors (or applicable committee thereof) will take such actions as necessary to recover the portion of any incentive-based compensation that was granted, earned or vested based wholly or in part on the attainment of a financial reporting measure that exceeds of the amount they would have received had their incentive-based compensation been calculated based on the financial restatement. The recovery period extends up to three years prior to the date that it is, or reasonably should have been, concluded that we are required to prepare a restatement. The Clawback Policy is enforced without consideration of responsibility or fault or lack thereof. The Clawback Policy is administered by our Compensation Committee. For more information, see the full text of our Clawback Policy, which is filed as an exhibit to the Form
10-K.
Policies and Practices Related to the Grant of Certain Equity Awards
Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of our Compensation Committee. Our Compensation Committee does not grant equity awards in anticipation of the release of material non-public
information. Similarly, we do not time the release of material non-public
information based on equity award grant dates.
During the fiscal year ended April 30, 2025, (i) none of our named executive officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form
10-Q,
Form
10-K,
or Form
8-K
that disclosed material
non-public
information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material non-public
information for the purpose of affecting the value of executive compensation.
Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance
Our Board met six times during the last fiscal year and also acted by unanimous written consent. The Audit Committee met four times and also acted by unanimous written consent; the Compensation Committee met one time and also acted by unanimous written consent; the Nominating and Corporate Governance Committee did not meet but acted by unanimous written consent. During the fiscal year ended April 30, 2025, none of the current directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board during his or her tenure and the total number of meetings held by all committees of the Board on which such director served during his or her tenure. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory. Six members of our Board, who were serving on the Board at that time, attended the 2024 annual meeting of stockholders.
Stockholder Communications with the Board of Directors
Should stockholders and interested parties wish to communicate with the Board or any specified individual directors, non-management
members of our Board as a group (including the Chairman), a committee of our Board, such correspondence should be sent to the attention of the Corporate Secretary, at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.
The Corporate Secretary will forward the communication to the Board members. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and respons ibiliti
es of our Board will not be provided to directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During our last two fiscal years, we engaged in the following transactions and series of similar transactions to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years; and

•	any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Related Party Transactions Related to the November 2024 Offering

Certain of our principal stockholders and their affiliated entities purchased an aggregate of 2,800,000 shares of our common stock in our underwritten offering that closed on or about November 5, 2024 (the “November 2024 Offering”) at an offering price of $10.00 per share. The following table summarizes the shares of common stock purchased by affiliates of members of our Board and holders, or affiliates thereof, of more than 5% of our outstanding common stock:

Purchaser	Number of Shares of Common Stock	Aggregate Gross Consideration ($)
Entities affiliated with Frazier Life Sciences(1)	1,200,000	12,000,000
Entities affiliated with Suvretta Capital Management, LLC(2)	600,000	6,000,000
Vestal Point Capital, LP(3)	500,000	5,000,000
Entities affiliated with Tang Capital Partners, LP(4)	500,000	5,000,000

Total	2,800,000	28,000,000

(1)

Consists of 1,200,000 shares of common stock sold to entities including Frazier Life Sciences X, L.P, Frazier Life Sciences Public Overage Fund, L.P., Frazier Life Sciences Public Fund, L.P., and Frazier Life Sciences XI, L.P. (“Frazier Life Sciences”). At the time of the November 2024 Offering, Frazier Life Sciences held more than 5% of our outstanding common stock.

(2)

Consists of 600,000 shares of common stock sold to entities including Averill Master Fund, Ltd., and Averill Madison Master Fund, Ltd. (the “Suvretta Funds”). Suvretta Capital Management, LLC is the investment manager of the Suvretta Funds. At the time of the November 2024 Offering, Suvretta Capital Management, LLC held more than 5% of our outstanding common stock.

(3)	Consists of 500,000 shares of common stock sold to Vestal Point Capital, LP, which held more than 5% of our outstanding common stock at the time of the November 2024 Offering.
(4)

Consists of 500,000 shares of common stock sold to Tang Capital Partners, LP, which held more than 5% of our outstanding common stock at the time of the November 2024 Offering. Tang Capital Management, LLC, is the General Partner of Tang Capital Partners, LP and Kevin Tang is the Manager of Tang Capital Management, LLC.

Related Party Transactions Related to the February 2024 Offering

Certain of our principal stockholders and their affiliated entities purchased an aggregate of 3,483,688 shares of our common stock in our underwritten offering that closed on or about February 20, 2024 (the “February 2024 Offering”) at an offering price of $15.25 per share and $15.249 per pre-funded warrant. The following table summarizes the shares of common stock and pre-funded warrants purchased by affiliates of members of our Board and holders, or affiliates thereof, of more than 5% of our outstanding common stock:

Purchaser	Number of Pre-Funded Warrants	Aggregate Gross Consideration ($)
Entities affiliated with Tang Capital Partners, LP(1)	965,000	14,715,285
Entities affiliated with Venrock(2)	1,853,688	28,266,888.32
Entities affiliated with Suvretta Capital Management, LLC(3)	665,000	10,140,585

Total	3,483,688	53,122,758.32

(1)

Consists of 950,000 shares of common stock sold to Tang Capital Partners, LP, which held more than 5% of our outstanding common stock at the time of the February 2024 Offering. Tang Capital Management, LLC, is the General Partner of Tang Capital Partners, LP and Kevin Tang is the Manager of Tang Capital Management, LLC.

(2)

Consists of 1,853,688 shares of common stock sold to entities including Venrock Opportunities Fund, L.P., Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC and Venrock Healthcare Capital Partners EG, L.P. (the “Venrock Funds”). Venrock Opportunities Management, LLC is the general partner of Venrock Opportunities Fund, L.P. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC is the general partner of Venrock Healthcare Capital Partners EG, L.P. Nimish Shah and Bong Koh are the voting members of VHCP Management III, LLC and VHCP Management EG, LLC. At the time of the February 2024 Offering, the Venrock Funds and their affiliated entities held more than 5% of our outstanding common stock.

(3)

Consists of 665,000 shares of common stock sold to entities including the Suvretta Funds. Suvretta Capital Management, LLC is the investment manager of the Suvretta Funds. At the time of the February 2024 Offering, Suvretta Capital Management, LLC held more than 5% of our outstanding common stock.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also maintain an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Policies and Procedures for Transactions with Related Persons

We have adopted a written related person transaction approval policy that has governed the review of related person transactions since the closing of our initial public offering. Pursuant to this policy, if we want to enter into a transaction with a related person or an affiliate of a related person, our Chief Financial Officer will review the proposed transaction to determine, based on applicable Nasdaq and SEC rules, if such transaction qualifies as a related person transaction. If our Chief Financial Officer determines that the proposed transaction is a related person transaction, then the proposed transaction shall be submitted to the Audit Committee for pre-approval at the next regular or special Audit Committee meeting; if our Chief Financial Officer, in consultation with our Chief Executive Officer, determines that it is not practicable to wait until the next meeting of the Audit Committee, then our Chief Financial Officer may submit the proposed transaction to the Chairman of the Audit Committee. In the event that our Chief Executive Officer or Chief Financial Officer becomes aware of a related person transaction that has not been previously approved or previously ratified under our related person transaction approval policy, the transaction, if ongoing, will be promptly submitted to the Audit Committee or the Chairman of the Audit Committee for consideration. If the transaction is already completed, the Audit Committee or the Chairman of the Audit Committee shall evaluate the transaction to determine if rescission of the transaction and/or any disciplinary action is appropriate.

DIRECTOR COMPENSATION

Director Compensation Policy

Our Board approves the form and amount of non-employee director compensation and our Compensation Committee reviews our non-employee director compensation and makes recommendations on the form and amount of non-employee director compensation. As part of its review, our Compensation Committee considered the information, analysis, and recommendations provided by Aon, its independent compensation consultant, including data regarding compensation paid to non-employee directors by companies in our peer group, as well as publicly available professional compensation surveys, proxy data, and the individual experiences of the committee members when it evaluates the appropriate level and form of compensation for non-employee directors.

Fiscal Year Ended April 30, 2025

We pay our independent directors an annual retainer of $42,500, and additional annual cash compensation of $30,000 to the non-employee Chairman of the Board. In addition, each independent director who serves as the chairman of our Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee will receive, for his or her service in such capacity, an additional annual retainer of $20,000, $15,000 or $10,000, respectively, and each other independent director who is a member of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee receives an additional annual retainer of $10,000, $7,500 or $5,000, respectively. We reimburse each non-employee member of our Board for reasonable out-of-pocket expenses incurred in connection with attending our Board and committee meetings.

In addition, our non-employee directors receive the following equity compensation: (i) each individual appointed as a non-employee director is automatically granted on the date of the appointment an option to purchase 17,000 shares of our common stock, vesting monthly over three years, and (ii) on the date of each annual meeting of stockholders, each non-employee director who has been serving as a director for at least one year as of the date of such annual meeting and is continuing on the Board following such annual meeting of stockholders shall be automatically granted an option to purchase 10,000 shares of our common stock, vesting monthly over one year. Pursuant to our 2017 Equity Incentive Plan, the aggregate number of shares subject to awards granted to a non-employee director in any calendar year shall not exceed such number of shares with an aggregate grant date value of Seven Hundred Fifty Thousand Dollars ($750,000.00).

Fiscal Year 2025 Director Compensation Table

The following table sets forth information for the year ended April 30, 2025 regarding the compensation awarded to, earned by or paid to our non-employee directors, other than Mr. Palleiko, who serves as our Chief Executive Officer and a director, who did not receive any compensation for his service as a director. The compensation received by Mr. Palleiko as an employee is shown in the “Executive Compensation-Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
William Fairey	$50,000	$83,206	$133,206

Brian J. G. Pereira	$87,500	$83,206	$170,706

Laurence Reid	$18,363	$124,137	$142,500

Nancy Stuart	$62,500	$83,206	$145,706

Patrick Treanor	$54,341	$83,206	$137,547

Edward W. Unkart	$62,500	$83,206	$145,706

(1)

Amounts shown were the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 and exclude the value of estimated forfeitures. The assumptions used in the valuation of these awards are set forth in Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended April 30, 2025. As of April 30, 2025, each of our non-employee directors held the following outstanding options awards:

Name	Shares Subject to Outstanding Option Awards
William Fairey	27,000

Brian J. G. Pereira	61,000

Laurence Reid	17,000

Nancy Stuart	44,000

Patrick Treanor	37,000

Edward W. Unkart	74,000

Transition Period Ending December 31, 2025

In June 2025, after a review of our non-employee director compensation, and upon the recommendation of the Compensation Committee, the Board of Directors increased certain compensation amounts payable to our non-employee directors to better align their terms for the transition period ending December 31, 2025.

The cash compensation remained unchanged from the cash compensation paid during the year ended April 30, 2025. Accordingly, we pay our independent directors an annual retainer of $42,500, and additional annual cash compensation of $30,000 to the non-employee Chairman of the Board. In addition, each independent director who serves as the chairman of our Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee will receive, for his or her service in such capacity, an additional annual retainer of $20,000, $15,000 or $10,000, respectively, and each other independent director who is a member of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee receives an additional annual retainer of $10,000, $7,500 or $5,000, respectively. We reimburse each non-employee member of our Board for reasonable out-of-pocket expenses incurred in connection with attending our Board and committee meetings.

The equity compensation was increased from the equity compensation paid during the year ended April 30, 2025. Accordingly, in addition, our non-employee directors receive the following equity compensation: (i) each individual appointed as a non-employee director is automatically granted on the date of the appointment an option to purchase 45,000 shares of our common stock, vesting monthly over three years, and (ii) on the date of each annual meeting of stockholders, each non-employee director who has been serving as a director for at least one year as of the date of such annual meeting and is continuing on the Board following such annual meeting of stockholders shall be automatically granted an option to purchase 30,000 shares of our common stock, vesting monthly over one year. Pursuant to our 2017 Equity Incentive Plan, the aggregate number of shares subject to awards granted to a non-employee director in any calendar year shall not exceed such number of shares with an aggregate grant date value of Seven Hundred Fifty Thousand Dollars ($750,000.00).

EXECUTIVE OFFICERS

The following is biographical information for our current executive officers as of April 30, 2025.

Name	Age	Position
Benjamin L. Palleiko	59	Chief Executive Officer

Brian Piekos	50	Chief Financial Officer

Paul K. Audhya	52	Chief Medical Officer

Nicole Sweeny	50	Chief Commercial Officer

Christopher M. Yea	61	Chief Development Officer

Executive Officers

For Mr. Palleiko’s biography, see the section titled “Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders.”

Brian Piekos has served as Chief Financial Officer since September 2024. Mr. Piekos has over 20 years of experience in the healthcare and finance industries. Prior to joining us, Mr. Piekos served as the Chief Financial Officer of Elicio Therapeutics, Inc., a clinical-stage biotechnology company, from May 2023 to September 2024. Mr. Piekos served as Chief Financial Officer of Gemini Therapeutics, Inc., a clinical- stage precision medicine company from February 2021 to May 2023. While at Gemini, Mr. Piekos held the additional title of Chief Business Officer from October 2021 to May 2023. From September 2015 to November 2020, Mr. Piekos also served in a variety of roles of increasing responsibility at AMAG Pharmaceuticals, Inc., most recently as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining AMAG, from August 2010 to February 2015, Mr. Piekos held leadership roles in Corporate Finance, Tax and Treasury at Cubist Pharmaceuticals, Inc. Mr. Piekos began his career as a healthcare investment banker at Needham & Company and Leerink Partners. Mr. Piekos earned his M.B.A. from the Simon Business School at the University of Rochester. He obtained an M.S. in molecular biology from the University of Massachusetts Medical School and a B.A. in biochemistry from Ithaca College.

Paul K. Audhya, M.D., M.B.A., has served as Chief Medical Officer since May 2021. Prior to joining us, Dr. Audhya was most recently Senior Vice President, Global Medical Affairs at Arena Pharmaceuticals, Inc. from November 2018 to March 2021. Prior to that he was Vice President, Global Strategy and Phase 4, Global Medical Affairs at Vertex Pharmaceuticals from February 2016 to September 2018. From June 2013 to February 2016, Dr. Audhya was Vice President, Global Medical Affairs of Hospira, a Pfizer company. He previously held positions at Reata Pharmaceuticals, Abbott Laboratories, Amgen, Bristol Myers Squibb and Janssen. Dr. Audhya received a B.A. and M.D. from New York University and an M.B.A. from Pepperdine University.

Nicole Sweeny has served as Chief Commercial Officer since July 2023. Prior to joining us, Ms. Sweeny served as the Chief Commercial Officer of Praxis Precision Medicines, Inc., a clinical-stage biopharmaceutical company, from August 2020 to April 2023. Ms. Sweeny served as Vice President, Franchise Head, Rare Diseases of Takeda Pharmaceutical Co. Ltd., or Takeda, a clinical-stage biopharmaceutical company, from February 2019 to July 2020. Prior to Takeda, Ms. Sweeny served in several roles at Shire plc, a biopharmaceutical company acquired by Takeda, from August 2010 to January 2019, including Vice President, Head of US Marketing from September 2017 to January 2019 and Vice President, Global Product Strategy Lead from December 2016 to August 2017. Prior to joining Shire, Ms. Sweeny served in commercial positions of increasing responsibility at AMAG Pharmaceuticals, Inc. and Sanofi Genzyme Corporation. Ms. Sweeny received her B.S. in marketing from Boston College.

Christopher M. Yea, Ph.D., has served as the Chief Development Officer since November 2015. Prior to joining us, he was the Chief Operating Officer at Vantia, Ltd. from its spin-out from Ferring Pharmaceuticals in 2008, until November 2015. Prior to the spin-out of Vantia, Dr. Yea led the Biology group and was responsible for transition of candidates into development at Ferring Pharmaceuticals. Following post-doctoral work he spent several years at Roussel-UCLAF and Hoechst Marion Roussel. Dr. Yea holds a B.Sc. and a Ph.D. in Biochemistry from the University of Bristol, UK.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers, or “NEOs.” As a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, we have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies, and this executive compensation disclosure is not intended to meet the “Compensation Discussion and Analysis” disclosure required for larger reporting companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Pursuant to SEC regulations, our NEOs are our Chief Executive Officer, and the two other highest paid executives. Our NEOs for the fiscal year ended April 30, 2025 were as follows:

•	Benjamin L. Palleiko, Chief Executive Officer;

•	Brian Piekos, Chief Financial Officer; and

•	Paul K. Audhya, Chief Medical Officer.

Executive Summary

We are pleased with our achievements during the year ended April 30, 2025 (fiscal year 2025), in which we continued to advance our sebetralstat program to commercialization as an on-demand therapy for hereditary angioedema (“HAE”).

Our recent key accomplishments include:

•

In July 2025, we announced the U.S. Food and Drug Administration’s approval of EKTERLY® (sebetralstat) for the treatment of acute attacks of HAE in adult and pediatric patients aged 12 years and older. We also announced that the Medicines and Healthcare products Regulatory Agency (MHRA) of the United Kingdom (UK) has granted marketing authorization for EKTERLY® (sebetralstat), a novel plasma kallikrein inhibitor, for the treatment of HAE attacks in adults and adolescents aged 12 years and older. Finally, the Committee for Medicinal Products for Human Use (CHMP) of the European Medicines Agency (EMA) has adopted a positive opinion recommending marketing authorization for sebetralstat, a novel oral plasma kallikrein inhibitor, for symptomatic treatment of acute attacks of HAE in adults and adolescents aged 12 years and older. The European Commission final decision is expected by early October.

•

In April 2025, we entered into an exclusive agreement with Kaken Pharmaceutical, Co., Ltd. To commercialize sebetralstat in Japan. Under the terms of the deal, in June 2025, we received an upfront payment of $11 million, and an additional $11 million will be paid upon achieving a regulatory milestone anticipated in early 2026. This agreement also includes potential commercial milestone payments of up to $2 million and royalties based on the Japan National Health Insurance price, with royalties expected to be in the mid-twenties as a percentage of sales.

•	In June 2025, we granted Pendopharm, a division of Pharmascience Inc., the exclusive rights to manage the regulatory approval process and commercialization of sebeltralstat in Canada.

Approach to Executive Compensation

We have designed our executive compensation program to reward our executive officers, including our named executive officers, at a level consistent with our overall strategic and financial performance and to provide remuneration sufficient to attract, retain, and motivate them to exert their best efforts in the highly competitive environment in which we operate. We believe in providing competitive compensation packages consisting of a combination of base salary, an annual cash bonus, and long-term incentive opportunities in the form of equity awards that are earned over a multi-year period or based upon the achievement of performance factors. We believe the approach that has been adopted by our Compensation Committee, with an emphasis on variable cash compensation and equity awards, enables us to attract top talent, motivate successful short-term and long-term performance, satisfy our retention objectives, and align the compensation of our executive officers with our performance and long-term value creation for our stockholders.

Our Compensation Committee, which is solely comprised of independent members of our Board, is primarily responsible for setting the compensation of our named executive officers. Our Compensation Committee retains, and does not delegate, any of its responsibility to determine our executive officers’ compensation. In carrying out its responsibility to set executive officer compensation for fiscal year 2025, our Compensation Committee considered input from our Chief Executive Officer and the committee’s independent compensation consultant, Aon. In addition, our Compensation Committee acts on behalf of the Board to oversee the compensation policies and practices applicable to all our employees, including the administration of our equity plans.

Consistent with prior years, for fiscal year 2025, our Compensation Committee engaged Aon to provide an analysis of executive pay, including both cash and equity compensation. The Compensation Committee analyzes competitive market data on executive compensation levels and practices, including information provided by Aon. This data is drawn from a select group of peer companies, as well as compensation survey data. Our Compensation Committee, with the assistance of Aon, develops the group of peer companies each year to be used as a reference for market positions and assessing competitive market compensation practices when making decisions for the next fiscal year compensation. Rather than applying a specific formula or targeting a specific percentile, the Compensation Committee references this market data to set a range of compensation as one input into its determination. Other factors the committee considers when setting all elements of compensation include achievement of corporate objectives, individual executive performance, and anticipated needs of the Company in the future.

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by our NEOs during the years ended April 30, 2023, 2024 and 2025, as applicable.

Name and Principal Position	Fiscal Year	Salary	Bonus($)(1)	Stock Awards($)(2)	Option Awards	All Other Compensation(3)	Total ($)
Benjamin L. Palleiko	2025	$688,272	$660,741	$3,731,160	-	$14,826	$5,094,999
Chief Executive Officer	2024	$580,441	$389,138	$5,486,659	$302,468	$13,491	$6,772,197
	2023	$514,500	$180,075	$1,524,224	$189,421	$12,527	$2,420,747
Brian Piekos(4)	2025	$296,346	$184,000	$802,400	$851,420	$9,967	$2,144,133
Chief Financial Officer
Paul K. Audhya(5)	2025	$523,016	$313,810	$1,938,200	-	$14,068	$2,789,094
Chief Medical Officer	2024	$502,900	$221,276	$1,097,159	-	$12,639	$1,833,974

(1)

The amount reported in the Bonus column represents the annual cash discretionary bonuses earned by our NEOs pursuant to the achievement of certain Company and individual performance objectives. Please see “—Annual Performance-Based Cash Incentives” below for additional information regarding the fiscal year 2025 bonus amounts.

(2)

The amounts reported in the Stock Awards and Option Awards columns represent the grant date fair value of performance stock options (“PSOs”), time-based stock options, time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) granted to our NEOs during fiscal years 2025, 2024 and 2023, as applicable, as computed in accordance with ASC 718. The assumptions used in the valuation of these awards are set forth in Note 8 to our consolidated financial statements included in our annual report on Form 10-K for the year ended April 30, 2025. The amounts reported in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. Note that the amounts reported in this column reflect the accounting cost for these PSUs, RSUs and stock options, and do not correspond to the actual economic value that may be received by the NEOs from the PSUs, RSUs and stock options. The amounts in the Stock Awards column assume that the required performance goals will be achieved for the maximum possible payout of the PSUs.

(3)	The amounts reported in the All Other Compensation column consist of Company contributions to the 401(k) Plan.
(4)	Mr. Piekos was not a named executive officer prior to 2025.
(5)	Dr. Audhya was not a named executive officer prior to 2024.

Salary

Base salaries serve to provide fixed cash compensation to our executive officers for performing their ongoing responsibilities. Base salaries for our executive officers are approved upon joining us by the Compensation Committee, and then reviewed and adjusted, as appropriate, by the Compensation Committee on an annual basis and based on consideration of the factors discussed above.

Annual Performance-Based Cash Incentives

Each of our named executive officers is eligible to receive an annual discretionary cash bonus. The target annual bonus opportunity of each of the named executive officers is equal to a percentage of his base salary. The performance objectives for our executive officers do not have specific financial or corporate targets associated with them, and our Compensation Committee has discretion to determine the bonus amounts for each fiscal year based on its assessment of company and individual performance. This discretionary approach allows for flexibility and innovation in the rapidly evolving market, which aligns with the key elements of our compensation philosophy.

Equity Awards

A significant portion of executive pay is delivered as long-term incentives, or equity awards, which are designed to align executive officers’ interests with stockholder interests, promote retention through the reward of long-term company performance, incentivize high performance and encourage ownership in our company. Each of our named executive officers currently holds outstanding equity awards, as set forth in the “—Outstanding Equity Awards at 2025 Fiscal Year-End” table below.

We have historically used equity awards in the form of stock options, vesting over time, performance-based stock options (“PSOs”) and performance-based restricted stock units (“PSUs”), with the vesting of the PSOs and PSUs subject to both a time-based requirement and a performance achievement requirement, to further incentivize our executives to drive long-term growth and promote alignment of our stockholders’ interests with the financial interests of our executives. Our PSOs and PSUs are subject to the achievement of various corporate goals, including certain product and research and development metrics.

In February 2024, the Compensation Committee determined and certified the satisfaction of certain performance metrics applicable to the grant of PSUs upon the success of the Company’s Phase 3 clinical trial of its sebetralstat program. The Compensation Committee also determined and certified that the performance metrics applicable to the grants of PSUs upon the achievement of full enrollment of the KVD900-301 clinical trial were satisfied.

The Compensation Committee determines the size of equity grants by considering the executive officer’s position and market data of our peer group companies as provided by Aon. The Compensation Committee has the discretion to give relative weight to each of these factors as it sets the size of the equity grant to appropriately create an opportunity for reward based on increasing stockholder value.

Outstanding Equity Awards at 2025 Fiscal Year-End Table

The following table sets forth specified information concerning outstanding equity awards for each of the NEOs as of April 30, 2025.

			Option Awards					Stock Awards
			Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options	Exercise Price ($)	Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares or Units of Stock That Have Not Vested
Name	Grant Date(1)		Exercisable (#)(2)	Unexercisable (#)
Benjamin L. Palleiko	11/22/2016	(3)	47,354	-	-	8.39	11/21/2026
	12/29/2016	(3)	29,611	-	-	6.74	12/28/2026
	5/25/2017	(3)	33,800	-	-	7.07	5/24/2027
	6/4/2018	(3)	71,700	-	-	8.21	6/3/2028
	9/18/2018	(3)	52,600	-	-	16.08	9/17/2028
	5/15/2019	(3)	33,750	-	-	24.23	5/14/2029
	5/15/2019	(4)	37,500	-	-	24.23	5/15/2029
	6/16/2020	(4)	105,000	-	-	10.20	6/15/2030
	5/26/2021		73,437	1,563	-	25.95	5/25/2031
	5/17/2022		18,812	6,988	-	9.28	5/16/2032

			Option Awards					Stock Awards
			Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options	Exercise Price ($)	Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares or Units of Stock That Have Not Vested
Name	Grant Date(1)		Exercisable (#)(2)	Unexercisable (#)
	5/17/2022	(5)						12,094	112,232
	1/11/2023	(6)								87,500	596,750
	1/11/2023	(7)						20,834	142,088
	5/18/2023	(8)	19,166	20,834	-	10.40	5/17/2033
	3/6/2024	(9)						187,500	2,696,250
	2/21/2025	(10)						372,000	3,731,160
Brian Piekos	9/9/2024	(11)	-	100,000	-	10.40	5/17/2033
	2/21/2025	(12)						87,500	596,750
Paul K. Audhya	5/1/2021		81,900	2,084	-	24.97	4/30/2031
	5/17/2022		18,812	6,988	-	9.28	5/16/2032
	5/17/2022	(5)						12,094	112,232
	1/11/2023	(7)						12,084	82,413
	5/22/2024	(13)						65,000	759,850
	2/21/2025	(10)						100,000	1,003,000

(1)

The awards granted on November 22, 2016 and December 29, 2016 were granted pursuant to our 2015 Incentive Plan and the awards granted on or after March 23, 2017 were granted pursuant to either our 2017 Equity Incentive Plan or our 2021 Equity Inducement Plan.

(2)	Unless otherwise noted in these footnotes, all stock options vest monthly over a four-year period following the grant date, subject to continued service through each vesting date.
(3)	This stock option is fully vested.
(4)	The performance metrics of this PSO have been achieved and the PSO is fully vested.
(5)	1/16th of the total shares underlying the stock awards vest quarterly over a four-year period commencing on August 17, 2022, subject to continued service through each vesting date.
(6)	The shares underlying the PSU will be eligible to vest upon the Board’s or the Compensation Committee’s certification of achievement of certain regulatory milestones.
(7)	1/12th of the total shares underlying the stock awards vest quarterly over a three-year period commencing on November 17, 2022, subject to continued service through each vesting date.
(8)	The stock options vest monthly over a three-year period commencing on the one-year anniversary of the grant date, subject to continued service through each vesting date.
(9)	1/16th of the total shares underlying the stock awards vest quarterly over a four-year period commencing on June 6, 2024, subject to continued service through each vesting date.
(10)	1/16th of the total shares underlying the stock awards vest quarterly over a four-year period commencing on May 21, 2025, subject to continued service through each vesting date.
(11)	1/4th of the total shares underlying the stock option will vest on September 9, 2025, and 1/48th shall vest quarterly thereafter, subject to continued service through each vesting date.
(12)	3/16th of the total shares underlying the stock awards vested on November 21, 2024, and 1/16th shall vest quarterly thereafter, subject to continued service through each vesting date.
(13)	1/16th of the total shares underlying the stock awards vest quarterly over a four-year period commencing on August 22, 2024, subject to continued service through each vesting date.

Employment Arrangements with our Named Executive Officers

We, or if applicable, our subsidiary KalVista Pharmaceuticals Limited, have entered into executive employment agreements, amended from time to time, with each of our NEOs, which were most recently amended in September 2024. Each of these agreements provides for base salary, subject to periodic review. Under the employment agreement, the executive is also eligible to earn a bonus based on criteria and terms and conditions as may be established by our Board or our Compensation Committee in its discretion, as applicable. Under the employment agreement, the executive is also eligible to receive certain payments and benefits upon a qualifying termination of employment. See “—Potential Payments Upon Termination or Change of Control” below for additional information.

Retirement Benefits

We do not maintain any qualified or non-qualified defined benefit plans or supplemental executive retirement plans that cover our NEOs. For U.S. employees, our 401(k) plan permits eligible employees to defer their annual eligible compensation subject to certain limitations imposed by the Internal Revenue Service. We match up to 4% of employee contributions to our 401(k) plan. Our UK employees participate in the UK national pension scheme, which requires us to make contributions of a fixed percentage of employee compensation.

Potential Payments Upon Termination or Change in Control

Each of our NEOs is party to an individual agreement that provides for certain severance benefits as described below:

Mr. Palleiko - Termination of Employment Apart from a Change in Control and in Connection with a Change in Control. Pursuant to the terms of Mr. Palleiko’s employment agreement, if Mr. Palleiko’s employment is terminated either by us without “cause” or by Mr. Palleiko for “good reason” (as such terms are defined in Mr. Palleiko’s employment agreement), Mr. Palleiko will be entitled to (1) a lump sum payment equal to 15 months of his base salary and (2) reimbursement for continuation coverage under COBRA for 15 months. If within two years immediately following the consummation of a “change in control” (as such term is defined in Mr. Palleiko’s employment agreement), Mr. Palleiko’s employment is terminated either by us without “cause” or by Mr. Palleiko for “good reason” (as such terms are defined in Mr. Palleiko’s employment agreement), Mr. Palleiko will be entitled to (1) a lump sum cash payment equal to 21 months of his base salary, (2) a lump sum payment equal to his full target bonus for the fiscal year in which such termination of employment occurs, (3) reimbursement for continuation coverage under COBRA for 21 months (with months 19-21 consisting of a taxable lump sum cash bonus) and (4) full vesting and exercisability (to the extent applicable) of all outstanding unvested equity-based awards (with performance metrics applicable to PSOs or PSUs, as applicable, deemed achieved in full).

Mr. Piekos - Termination of Employment Apart from a Change in Control and in Connection with a Change in Control. Pursuant to the terms of Mr. Piekos’ employment agreement, if Mr. Piekos’ employment is terminated either by us without “cause” or by Mr. Piekos for “good reason” (as such terms are defined in Mr. Piekos’ employment agreement), Mr. Piekos will be entitled to (1) a lump sum payment equal to 12 months of his base salary and (2) reimbursement for continuation coverage under COBRA for 12 months. If within two years immediately following the consummation of a “change in control” (as such term is defined in Mr. Piekos’ employment agreement), Mr. Piekos’ employment is terminated either by us without “cause” or by Mr. Piekos for “good reason” (as such terms are defined in Mr. Piekos’ employment agreement), Mr. Piekos will be entitled to (1) a lump sum cash payment equal to 12 months of his base salary, (2) a lump sum payment equal to his full target bonus for the fiscal year in which such termination of employment occurs, (3) reimbursement for continuation coverage under COBRA for 12 months and (4) full vesting and exercisability (to the extent applicable) of all outstanding unvested equity-based awards (with performance metrics applicable to PSOs or PSUs, as applicable, deemed achieved in full).

Dr. Audhya - Termination of Employment Apart from a Change in Control and in Connection with a Change in Control. Pursuant to the terms of Dr. Audhya’s employment agreement, if Dr. Audhya’s employment is terminated either by us without “cause” or by Dr. Audhya for “good reason” (as such terms are defined in Dr. Audya’s employment agreement), Dr. Audhya will be entitled to (1) a lump sum payment equal to 12 months of his base salary and (2) reimbursement for continuation coverage under COBRA for 12 months. If within two years immediately following the consummation of a “change in control” (as such term is defined in Dr. Audhya’s employment agreement), Dr. Audhya’s employment is terminated either by us without “cause” or by Dr. Audhya for “good reason” (as such terms are defined in Dr. Audhya employment agreement), Dr. Audhya will be entitled to (1) a lump sum cash payment equal to 12 months of his base salary, (2) a lump sum payment equal to his full target bonus for the fiscal year in which such termination of employment occurs, (3) reimbursement for continuation coverage under COBRA for 12 months and (4) full vesting and exercisability (to the extent applicable) of all outstanding unvested equity-based awards (with performance metrics applicable to PSOs or PSUs, as applicable, deemed achieved in full).

Messrs. Palleiko and Piekos and Dr. Audhya - Severance Subject to Release of Claims and Restrictive Covenants. Our obligation to provide our Chief Executive Officer and other named executive officers with any severance payments or other benefits under their respective employment agreements is conditioned on the executive signing and not revoking a separation agreement and effective release of claims in our favor. Each of Messrs. Palleiko and Piekos and Dr. Audhya also entered into an Employee Confidentiality, Invention Assignment and Non-Compete Agreement, which prohibits each of them from competing with us and soliciting our employees or other third parties that have a relationship with us for one year, following their termination of employment for any reason.

Rule 10b5-1 Sales Plans

Certain of our directors and executive officers have adopted written plans, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend or terminate the plan in specified circumstances.

Say-on-Pay Vote

We hold our non-binding stockholder advisory vote on the compensation of our named executive officers (a “Say-on-Pay” vote) at every annual meeting, following the election by our stockholders of a frequency of every “One-Year” for Say-on-Pay votes at our 2020 annual meeting. We value the opinions of our stockholders and the Compensation Committee and the Board will consider the outcome of each stockholder advisory vote, including the vote which will take place at the Annual Meeting, when we make compensation decisions for the named executive officers. Our stockholders approved the Say-on-Pay proposal at our 2024 annual meeting. For additional information about the Say-on-Pay vote, see “Proposal No. 3”, included in this Proxy Statement.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following disclosure regarding executive compensation for our principal executive officer (“
PEO
”) and our other named executive officers (“
Non-PEO
NEOs
”) and Company performance for the fiscal years listed below. As a “smaller reporting company” as defined in Item 10(f)(1) of Regulation
S-K,
we have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies, and this executive compensation disclosure is not intended to meet the “Pay Versus Performance” disclosure required for larger reporting companies.
The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance
philosophy and how we structure our executive compensation to drive and reward performance, refer to “
Executive Compensation
” above. The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by the Company’s named executive officers; these amounts reflect the 2025 Summary Compensation Table totals with certain adjustments as described in the following table and footnotes.
Pay Versus Performance Table

Year	Summary Compensation Table Total for First PEO¹ ($)	Summary Compensation Table Total for Second PEO¹ ($)	Compensation Actually Paid to First PEO 1,2,3 ($)	Compensation Actually Paid to Second PEO 1,2,3 ($)	Average Summary Compensation Table Total for Non-PEO NEOs¹ ($)	Average Compensation Actually Paid to Non-PEO NEOs 1,2,3 ($)	Value of Initial Fixed $100 Investment based on TSR4 ($)	Net Income ($ Millions)
2025	-	5,098,640	-	7,022,090	2,468,306	3,142,862	108.17	(183.4)
2024	4,126,239	6,772,197	6,081,615	7,943,724	1,604,843	2,393,693	89.16	(126.6)
2023	3,634,983	-	1,840,703	-	2,035,682	1,149,511	67.01	(92.9)

(1)
T. Andrew Crockett (“
First PEO
”) was our PEO from 2022 to March 2024. Benjamin L. Palleiko (“
Second PEO
”) has been our PEO since March 2024. The individuals comprising the
Non-PEO
NEOs for each year presented are listed below:

Fiscal Year 2023	Fiscal Year 2024	Fiscal Year 2025
Benjamin L. Palleiko	Christopher M. Yea	Paul K. Audhya
Christopher M. Yea	Paul K. Audhya	Brian Piekos

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the
Non-PEO
NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2025	5,098,640	(3,731,160)	5,654,610	7,022,090

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non- PEO NEOs ($)	Average Compensation Actually Paid to Non- PEO NEOs ($)
2025	2,468,306	(1,796,010)	2,470,566	3,142,862

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Total - Inclusion of Equity Values for Second PEO ($)
2025	5,122,440	572,626	-	(40,456)	-	5,654,610

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	2,373,276	32,832	81,500	(17,042)	-	2,470,566

(4)
This column assumes $100 was invested in the Company for the period starting April 30, 2022, through the end of the listed fiscal year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Company Total Shareholder Return (“
TSR
”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus TSR
Compensation Actually Paid ($ Millions)
12
10
8
6
4
2
0
Company TSR (FYE 2022 Indexed to $100)
$120
$100
$80
$60
$40
$20
$0
100.00
67.01
89.16
108.17
1.8
1.1
6.1
7.9
2.4
7.0
3.1
2022
2023
2024
2025
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
KalVista Pharmaceuticals, Inc. TSR

Relationship Between PEO and
Non-PEO
NEO
Compensation
Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and our Net Income during the three most recently completed fiscal
years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
12
9
6
3
0
800
600
400
200
0
(200)
1.8
1.1
6.1
7.9
2.4
7.0
3.1
(92.9)
(126.6)
(183.4)
2023
2024
2025
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
KalVista Pharmaceuticals, Inc. Net Income

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common stock as of August 6, 2025 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each NEO as set forth in the summary compensation table above;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of August 6, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock in the table is based on 50,339,823 shares of our common stock issued and outstanding on August 6, 2025. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o KalVista Pharmaceuticals, Inc., 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Common Stock	Securities Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent
Named Executive Officers and Directors:
Benjamin L. Palleiko(1)	369,595	579,385	948,980	1.9%
Paul K. Audhya(2)	113,026	139,196	252,222	*
Brian Piekos(3)	-	25,000	25,000	*
William Fairey(4)	-	18,027	18,027	*
Brian J. G. Pereira(5)	-	61,000	61,000	*
Nancy Stuart(6)	-	37,000	37,000	*
Patrick Treanor(7)	-	79,000	79,000	*
Laurence Reid(8)	-	44,000	44,000	*
Edward W. Unkart(9)	-	79,000	79,000	*
All 11 directors and executive officers as a group(10)	610,560	88,261	1,511,797	4.3%
5% Stockholders:
Entities affiliated with Venrock Healthcare Capital Partners III, L.P.(11)	5,012,796	-	5,012,796	10.0%
Tang Capital Partners, LP(12)	4,941,798	-	4,941,798	9.8%
Entities affiliated with Frazier Life Sciences Public Fund, L.P.(13)	4,887,867	-	4,887,867	9.7%
Entities affiliated with Suvretta Capital Management, LLC(14)	4,328,904	-	4,328,904	8.6%
Vestal Point Capital, L.P.(15)	4,000,000	-	4,000,000	7.9%
Capital World Investors(16)	3,177,587	-	3,177,587	6.3%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)

Benjamin L. Palleiko. Consists of (i) 369,595 shares of our common stock held by Mr. Palleiko, (ii) 48,237 shares issuable upon settlement of restricted stock unit awards that vest within 60 days of August 6, 2025 and (iii) 531,148 shares of our common stock issuable to Mr. Palleiko upon exercise of stock options exercisable within 60 days of August 6, 2025.

(2)

Paul K. Audhya. Consists of (i) 113,026 shares of our common stock held by Dr. Audhya, (ii) 17,696 shares issuable upon settlement of restricted stock unit awards that vest within 60 days of August 6, 2025 and (iii) 121,500 shares of our common stock issuable to Dr. Audhya upon exercise of stock options exercisable within 60 days of August 6, 2025.

(3)	Brian Piekos. Consists of 25,000 shares of our common stock issuable to Mr. Piekos upon exercise of stock options exercisable within 60 days of August 6, 2025.

(4)	William Fairey. Consists of 18,027 shares of our common stock issuable to Mr. Fairey upon exercise of stock options exercisable within 60 days of August 6, 2025.

(5)	Brian J. G. Pereira. Consists of 61,000 shares of our common stock issuable to Dr. Pereira upon exercise of stock options exercisable within 60 days of August 6, 2025.

(6)	Nancy Stuart. Consists of 37,000 shares of our common stock issuable to Ms. Stuart upon exercise of stock options exercisable within 60 days of August 6, 2025.

(7)	Patrick Treanor. Consists of 79,000 shares of our common stock issuable to Mr. Treanor upon exercise of stock options exercisable within 60 days of August 6, 2025.

(8)	Laurence Reid. Consists of 44,000 shares of our common stock issuable to Dr. Reid upon exercise of stock options exercisable within 60 days of August 6, 2025.

(9)	Edward W. Unkart. Consists of 79,000 shares of our common stock issuable to Mr. Unkart upon exercise of stock options exercisable within 60 days of August 6, 2025.

(10)

Officers & Directors as a Group. Consists of (i) 610,560 shares of our common stock held by our executive officers and directors directly and indirectly; (ii) 88,261 shares issuable upon settlement of restricted stock unit awards that vest within 60 days of August 6, 2025 and (iii) 1,511,797 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of August 6, 2025.

(11)

Entities affiliated with Venrock Healthcare Capital Partners. Based on Schedule 13G filed on January 30, 2025. The Reporting Persons’ ownership of the Issuer’s securities consists of (i) 1,091,552 shares of Common Stock and pre-funded warrants (the “Pre-Funded Warrants”) exercisable for up to 172,394 shares of Common Stock held by VHCP III, (ii) 109,191 shares of Common Stock and Pre-Funded Warrants exercisable for up to 17,246 shares of Common Stock held by VHCP Co-Investment III, and (iii) 3,812,053 shares of Common Stock and Pre-Funded Warrants exercisable for up to 466,098 shares of Common Stock held by VHCP EG. The Pre-Funded Warrants contain a provision (the “Beneficial Ownership Blocker”), which precludes the exercise of the Pre-Funded Warrants to the extent that, following exercise, VHCP III, VHCP Co-Investment III and VHCP EG, together with their affiliates and other attribution parties, would own more than 9.99% of the Common Stock outstanding of the Issuer. VHCP III, VHCP Co-Investment III and VHCP EG are currently prohibited from exercising the Pre-Funded Warrants by virtue of the Beneficial Ownership Blocker. VHCP Management III is the general partner of VHCP III and the manager of VHCP Co-Investment III. VHCP Management EG is the general partner of VHCP EG. Messrs. Shah and Koh are the voting members of VHCP Management III and VHCP Management EG. The principal business address is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(12)

Tang Capital Partners, LP. Based on Schedule 13G filed on March 31, 2025. Consists of 4,941,798 shares held by Tang Capital Partners, LP (“Tang Capital”). Tang Capital Management, LLC (“Tang Management”), is the general partner of Tang Capital and Kevin Tang is the manager of Tang Management. All parties share voting and dispositive power over such shares and beneficially own shares of the company’s common stock. The principal address is 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(13)

Entities affiliated with Frazier Life Sciences Public Fund, L.P. Based on Schedule 13D/A filed on November 5, 2024. Consists of (i) 2,400,276 shares of Common Stock held directly by Frazier Life Sciences Public Fund, L.P. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Patrick J. Heron, James N. Topper, Albert Cha and James Brush are the members of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Fund, L.P., and (ii) 1,170,549 shares of Common Stock held directly by Frazier Life Sciences X, L.P. FHMLS X, L.P. is the general partner of Frazier Life Sciences X, L.P. and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Patrick J. Heron and James N. Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences X, L.P., (iii) 946,074 shares of Common Stock held directly by Frazier Life Sciences Public Overage Fund, L.P. FHMLSP Overage, L.P. is the general partner of Frazier Life Sciences Public Overage Fund, L.P. and FHMLSP Overage, L.L.C. is the general partner of FHMLSP Overage, L.P. Patrick J. Heron, James N. Topper, Albert Cha and James Brush are the members of FHMLSP Overage, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Overage Fund, L.P. and (iv) 370,968 shares of Common Stock held directly by Frazier Life Sciences XI, L.P. FHMLS XI, L.P. is the general partner of Frazier Life Sciences XI, L.P. and FHMLS XI, L.L.C. is the general partner of FHMLS XI, L.P. Patrick J. Heron, James N. Topper and Daniel Estes are the members of FHMLS XI, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences XI, L.P. The principal business address is 1001 Page Mill Rd, Bldg 4, Palo Alto, CA 94304.

(14)

Entities affiliated with Suvretta Capital Management, LLC. Based on Schedule 13G filed on September 30, 2024. Consists of 4,328,904 shares held directly by Averill Master Fund, Ltd. (“Averill”), which may be deemed to be indirectly beneficially owned by Suvretta Capital Management, LLC (“Suvretta”) and Mr. Cowen. Suvretta, Averill and Aaron Cowen share voting and dispositive power with respect to the reported securities. The principal business address of Suvretta and Mr. Cowen is 540 Madison Avenue, 7th Floor, New York, New York 10022. The principal business address of Averill is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(15)

Vestal Point Capital, L.P. Based on Schedule 13G filed on September 30, 2024. Consists of 4,000,000 shares held directly by Vestal Point Capital, LP (the “Investment Manager”), a Delaware limited partnership, and the investment adviser to a certain fund and a managed account (the “Vestal Point Fund and Account”), with respect to the shares of Common Stock directly held by the Vestal Point Fund and Account and Mr. Ryan Wilder, the Chief Investment Officer and Managing Partner of the Investment Manager and the Managing Member of Vestal Point Capital, LLC, is the general partner of the Investment Manager, with respect to the shares of Common Stock directly held by the Vestal Point Fund and Account. The principal business address is 632 Broadway, Suite 602, New York, NY 10012.

(16)

Capital World Investors. Based on Schedule 13G filed on March 31, 2025. Consists of 3,177,587 shares held directly by Capital World Investors (“CWI”), a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.” The principal business address is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are KalVista stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142 or (3) contact our Investor Relations manager by telephone at 857-999-0075. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report on Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability to a stockholder at a shared address to which a single copy of the documents was delivered.

Delinquent Section 16(a) Reports

Section 16 of the Exchange Act requires our directors, certain officers, and beneficial owners of more than ten percent of our common stock to file reports with the SEC indicating their holdings of and transactions in the company’s equity securities. Based solely on a review of such copies and written representations from our reporting persons, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended April 30, 2025, except that a late Form 4 was filed each for Paul K. Audhya, Benjamin L. Palleiko and Christopher Yea on August 21, 2024 and a late Form 4 was filed each for Paul K. Audhya and Christopher Yea on November 27, 2024. To the best of our knowledge, each late filing was due to administrative error.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a KalVista stockholder, we will mail to the stockholder without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits. All requests should be directed to the Corporate Secretary, 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142.

By Order of the Board of Directors

/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Executive Officer

August 21, 2025

KALVISTA PHARMACEUTICALS, INC. 200 CROSSING BLVD FRAMINGHAM, MA 01702

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 30, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/KALV2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 30, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77140-P35790     KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KALVISTA PHARMACEUTICALS, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE CLASS I DIRECTORS NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

1.  The election of two Class I directors to hold office until the earliest of our 2028 annual meeting of stockholders and such individual’s death, resignation or removal and the election and qualification of his or her successor.

NOMINEES:		For	Against	Abstain

1a. Benjamin L. Palleiko		☐	☐	☐

1b. Brian J.G. Pereira		☐	☐	☐

						For	Against	Abstain

2.  The ratification of the selection by the audit committee of our Board, of Deloitte & Touche LLP as our independent registered public accounting firm for our eight-month transition period ending December 31, 2025.

						☐	☐	☐
3. Approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers as disclosed in the Proxy Statement.						☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the directors named in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

KALVISTA PHARMACEUTICALS, INC.

October 1, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Notice Regarding Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting, Proxy Statement, Form of Electronic Proxy Card and 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

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KALVISTA PHARMACEUTICALS, INC.

Proxy for Annual Meeting of Stockholders on October 1, 2025

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Benjamin L. Palleiko, the Company’s Chief Executive Officer, with full power of substitution and power to act alone, as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if virtually present and acting at the Annual Meeting of Stockholders of KalVista Pharmaceuticals, Inc., to be held at 1:00 p.m. Eastern Time on October 1, 2025 at www.virtualshareholdermeeting.com/KALV2025, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side.)